Franklin Resources, Inc. 2023 Restricted Fund Unit Plan Effective October 18, 2023 1. General 1.1 Purpose. The Franklin Resources, Inc. 2023 Restricted Fund Unit Plan (the “Plan”) has been established by Franklin Resources, Inc., a Delaware corporation (the “Company”), to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range performance goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) promote the long-term financial interest of the Company and the Subsidiaries. 1.2 Participation. Subject to the terms and conditions of the Plan, the Administrator shall determine and designate, from time to time, Participants who will be granted one or more Awards under the Plan. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan. Designation of a Participant to receive an Award in any year shall not require the Administrator to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of an Award as granted to such person in any other year. 1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 3. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 8 of the Plan). 2. Restricted Fund Unit Awards 2.1 Units. The Plan permits the grant of Awards to Participants. The Award Agreement for an Award shall specify the number of Units granted pursuant to the Award and the applicable Fund(s) to which such Units relate. Each Unit granted pursuant to an Award shall represent the right to receive the value of one Fund Share in the applicable Fund, as determined herein and in the Award Agreement. 2.2 Terms and Conditions of Awards. Awards shall be subject to such terms, conditions, restrictions and contingencies as the Administrator shall determine and set forth in the applicable Award Agreement or otherwise, including, without limitation, whether an Award granted to a Participant shall be subject to vesting, a risk of forfeiture or other restriction that will lapse upon the achievement of certain service and/or performance goals. 2.3 Form of Settlement. Awards shall be settled in cash, unless the Award Agreement or the Administrator provides for settlement in Fund Shares, the granting of replacement Award(s), or a combination thereof. 2.4 Settlement Timing. Except as may otherwise be provided by the Administrator or as set forth in an Award Agreement, any Unit granted pursuant to an Award that vests shall be settled as soon as practicable after the applicable vesting date, but in any event, within the period ending on the later to occur of the date that is two and a half (2½) months from the end of (i) Participant’s tax year (which shall be deemed the calendar year for a Participant not subject to taxation in the United States) that includes the applicable vesting date, or (ii) the Company’s tax year that includes the applicable vesting date (such period, the “Short-Term Deferral Period”).

2 2.5 Cash Settlement. Any cash payment made in settlement of vested Units shall be equal to the Vested Value. 3. Operation and Administration 3.1 Effective Date. The Plan shall become effective as of the date the Board adopts the Plan (the “Effective Date”). The Plan shall be unlimited in duration and, in the event of the Plan’s termination, shall remain in effect as long as any Awards under it are outstanding. 3.2 Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to pay any cash, cause to be delivered any Fund Shares or make any other distribution of benefits under the Plan unless such payment, delivery, or distribution would comply with all Applicable Laws. 3.3 Tax Withholding. All benefits under the Plan are subject to withholding of all applicable taxes, and the Administrator may condition the payment of cash, delivery of any Fund Shares, or other distribution of benefits under the Plan on satisfaction of the applicable tax withholding obligations. The Administrator, in its discretion, and subject to such requirements as the Administrator may impose prior to the occurrence of such tax withholding, may permit such tax withholding obligations to be satisfied through (a) cash payment by the Participant or (b) the withholding of Fund Shares or cash to which the Participant is otherwise entitled under the Plan. 3.4 Dividends and Dividend Equivalents. Except as may otherwise be provided by the Administrator or as set forth in an Award Agreement, any dividends that are paid from time to time with respect to the Fund Shares represented by the Units granted pursuant to an Award shall be deemed reinvested in the Fund Shares with respect to which the dividend was paid, shall be credited to Participant as additional Units under such Award and shall vest and be settled in accordance with the same vesting and settlement conditions applicable to the Units pursuant to which the dividends were originally paid. The Administrator shall have sole discretion to determine whether a dividend has been paid with respect to any Fund Shares and the amount of any such dividends. 3.5 Payment Deferral. The Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish and in accordance with Section 409A of the Code, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Fund Share equivalents. 3.6 Payment by Subsidiaries. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Administrator. For the avoidance of any doubt, this is for administration purposes only and any cash payment made to a Participant by a Subsidiary in respect of any Award under this Plan shall not form part of normal or expected employment-related remuneration for the purposes of calculating any severance, bonus, retirement, welfare or other benefit or entitlement under Applicable Law. Any payment of cash made by a Subsidiary to a Participant in connection with an Award under this Plan should not be taken as a guarantee of any future payment. 3.7 Non-alienation of Awards. Unless specifically provided by the Administrator in the Award Agreement, Awards under the Plan may not be sold, assigned, conveyed, hypothecated, encumbered, anticipated, or otherwise disposed of, and are nontransferable except as designated by the Participant by will or by the laws of descent and distribution; provided, that an Award Agreement shall not provide that an Award is transferable during the lifetime of the Participant, except to the extent that such Award Agreement permits transfers made to family members, to family trusts, to family controlled entities, to charitable organizations, and/or pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Participant. Any attempt to sell, assign, convey, hypothecate, encumber, anticipate, transfer, or otherwise dispose of any Award under the Plan in violation of this

3 Section 3.7 shall be void, and no cash or Fund Shares subject to any Award shall, prior to receipt thereof by a Participant, be in any manner subject to the debts, contracts, liabilities, engagements, or torts of such Participant. 3.8 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Administrator shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in an Award Agreement, a copy of which shall be provided to the Participant, and the Administrator may, but need not require that the Participant shall sign a copy of such Award Agreement. 3.9 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular. 3.10 Limitation of Implied Rights. (a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of a Fund, the Company or any Parent or Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Parent or Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the benefits, if any, payable under the Plan, unsecured by any assets of the Company or any Parent or Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Parent or Subsidiary shall be sufficient to pay any benefits to any person. (b) The Plan does not constitute a contract of employment or service, and selection as a Participant will not give any Participant the right to be retained in the employment or service of the Company or any Parent or Subsidiary, nor any right or claim to any benefit under the Plan or local employment contract, unless such right or claim has specifically accrued under the terms of the Plan. Participants shall not have any right in, to or with respect to any of the Fund Shares (including any voting rights) to which Units under the Award relate. 3.11 Annual Incentive Plan. Any Award that is granted in accordance with the Annual Incentive Plan shall be subject to the Plan and the applicable Award Agreement. 4. Administration 4.1 Administrator. The authority to control and manage the operation and administration of the Plan shall be vested in the Administrator. The “Administrator” shall mean the Compensation Committee of the Board (“Compensation Committee”) and/or another committee of the Board to the extent of such other committee’s authority granted by the Board (each such committee, including the Compensation Committee, a “Committee”). Neither the Company nor any member of a Committee shall be liable for any action or determination made in good faith by a Committee with respect to the Plan or any Award thereunder. 4.2 Powers of Administrator. The Administrator’s administration of the Plan shall be subject to the authority granted to such Administrator by the Board and the following: (a) Subject to the provisions of the Plan, the Administrator will have the authority and discretion to select from among the Participants those persons who shall receive Awards, to determine the time or times of receipt, to determine the number of Units covered by the Awards, to determine the Fund(s) applicable to such Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to Section 6) to cancel or suspend Awards.

4 (b) To the extent that the Administrator determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, such Administrator will have the authority and discretion to modify those restrictions as such Administrator determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States. (c) The Administrator may grant Awards to Participants who are subject to the tax laws of nations other than the United States, which Awards may have terms and conditions as determined by the Administrator as necessary to comply with applicable foreign laws. The Administrator may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign government entity; provided, however, that no such Awards may be granted under this Plan and no action may be taken which would result in a violation of any Applicable Law. (d) In controlling and managing the operation and administration of the Plan, the Administrator shall take action in a manner that conforms to the articles and by-laws of the Company, and Applicable Law. (e) Notwithstanding the authority granted to any other Administrator, the Compensation Committee will have the sole authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent the Compensation Committee deems necessary or advisable. Any decision of the Compensation Committee in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned (including, without limitation, Participants and their beneficiaries or successors). 4.3 Delegation. The Compensation Committee may delegate its authority and duties under the Plan to the Chief Executive Officer and/or to other executive officers of the Company under such conditions and/or subject to such limitations as the Compensation Committee may establish and as limited by and subject to Applicable Law. Except to the extent prohibited by Applicable Law, a Committee may allocate in writing all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its ministerial duties to any person or persons selected by it; provided, however, that any such allocation or delegation may be revoked by a Committee at any time. In the event that a Committee’s authority is delegated to Committee members, officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Administrator shall be interpreted in a manner consistent with the foregoing by treating any such reference to the Administrator as a reference to such Committee members, officers or employees for such purpose. Any action undertaken in accordance with a Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by a Committee and shall be deemed for all purposes of the Plan to have been taken by a Committee. 4.4 Information to be Furnished to Administrator. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants must furnish the Administrator such evidence, data or information as such Administrator considers desirable to carry out the terms of the Plan in order to be entitled to benefits under the Plan. 5. Adjustments Upon Changes in Capitalization or Corporate Transaction 5.1 Changes in Capitalization of a Fund. In the event of any change of capitalization with respect to the Fund Shares applicable to an Award for any reason, the Administrator shall make such substitution or adjustment, if any, as it deems to be equitable in order to prevent the enlargement or diminution of the

5 benefits or potential benefits intended to be made available under the Plan, subject to any required action by the stockholders of the Company, as to (a) the number and/or kind of Fund Shares covered by each outstanding Award, (b) any other value determinations applicable to the Plan and/or outstanding Awards, and (c) any other terms of an Award that are affected by the event. 5.2 Company Transaction. In the event of the proposed dissolution or liquidation of the Company or of a merger or corporate combination of the Company (a “Transaction”) in which the successor entity does not agree to continue or assume the Award or substitute an equivalent Award, the Administrator shall make a determination (subject to Section 6) as to the equitable treatment of outstanding Awards under the Plan and shall notify Participants of such treatment no later than ten (10) days prior to such proposed Transaction. In the event the Award is not continued or assumed in connection with a Transaction, the Award will terminate upon the consummation of such proposed Transaction. 5.3 Cessation of Fund. Except as may otherwise be provided by the Administrator or as set forth in an Award Agreement, in the event that any one or more Funds applicable to an Award ceases to exist (a “Closed Fund”), the following will occur: (a) the number of Units relating to any such Closed Fund shall cease to apply, (b) the value of the Closed Fund, as at the date of cessation, shall be determined by the Administrator (the “Cessation Value”), and (c) the Administrator will determine, in its sole discretion, any one or more appropriate alternative Funds and allocate to Participant such number of Units representing, at the date of such allocation, value in such one or more Funds of an amount equal to the applicable Cessation Value. 6. Amendment and Termination The Administrator may, at any time, amend or terminate the Plan; provided, that no amendment or termination may materially and adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Administrator or such termination occurs unless written consent of the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary) is obtained; provided, that, anything to the contrary notwithstanding, the Administrator may amend the Plan in such manner as it deems necessary to cause an Award to comply with the requirements of the Code or any other Applicable Law, to avoid adverse tax consequences, or for changes in new accounting standards. Notwithstanding anything herein to the contrary, modifications or adjustments pursuant to Sections 5.1 or 5.2 or 5.3 shall in no event be deemed to have an adverse effect on any Award. 7. Forfeiture Events The Administrator may specify in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of the Award. Such events may include, without limitation, termination of a Participant’s Service for Cause (as such term or like term is defined in the Award Agreement), a Participant’s violation of applicable laws, regulations or policies of the Company or any of its subsidiaries, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may apply to the Participant or other conduct by the Participant that is detrimental to the business or reputation of the Company, as determined by the Administrator in its sole and absolute discretion. 8. Defined Terms In addition to the other definitions contained herein, the following definitions shall apply: “Administrator” has the meaning set forth in Section 4.1 of the Plan. “Annual Incentive Plan” means the Franklin Resources, Inc. Amended and Restated Annual Incentive Compensation Plan, as may be further amended, restated, or replaced.

6 “Applicable Law” means the corporate, securities, tax and other laws applicable to the Plan and the grant of Awards thereunder. “Award” means any award of Units granted to a Participant under the Plan. “Award Agreement” means a written agreement between the Company and a holder of an Award, executed by the Company, evidencing the terms and conditions of the Award. “Board” means the Board of Directors of the Company. “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provisions of the Code. “Continuous Status as an Employee or Consultant” as used in Award Agreements means the absence of any interruption or termination of the Service relationship with the Company or any Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave, military leave or any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment or Service upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (ii) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor. “Controller” means the entity that decides how and why Personal Data are processed. “Disability” means that a Participant ceases to be an employee on account of disability as a result of which the Participant is determined to be disabled by the determining authority under the long-term or total permanent disability policy, or government social security or other similar benefit program, of the country or location in which Participant is employed and in the absence of such determining authority, as determined by the Administrator in accordance with the policies of the Company. “Fund” means an investment company in the Franklin Templeton fund family. “Fund Share” means one share of the applicable class of a series of the applicable Fund. “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code. “Participant” means any executive, employee, director or individual consultant of the Company or any of its Subsidiaries who is selected to receive an Award. An Award may be granted to an employee, in connection with hiring, retention or otherwise, prior to the date the employee first performs services for the Company or its Subsidiaries; provided, that such Awards shall not become vested prior to the date the employee first performs such services. The term “Participant” also includes any non-employee director of the Company or its Subsidiaries who is selected to receive an Award. “Personal Data” means any information relating to an identified or identifiable natural person (a “data subject”). “Process,” “processing” or “processed” means anything that is done with Personal Data, including collecting, storing, accessing, using, editing, disclosing, or deleting those data. “Service” means a Participant’s employment with the Company or any Subsidiary or a Participant’s service as a non-employee director or individual consultant with the Company or any Subsidiary, as applicable.

7 “Short-Term Deferral Period” has the meaning set forth in Section 2.4 of the Plan. “Subsidiary” or “Subsidiaries” means any company during any period in which it is a “subsidiary corporation” (as that term is defined in Section 424(f) of the Code) with respect to the Company. “Unit” means a restricted fund unit. “Vested Value” means, except as otherwise determined by the Administrator or as set forth in an Award Agreement: (i) with regard to Fund Shares of closed-end Funds, the number of vested Fund Shares multiplied by the closing price per share of the applicable Fund on the primary stock exchange or NASDAQ stock market, as applicable, on which such Fund then trades on the applicable vesting date (or, if such date is not a trading day, on the last trading day prior to such date); or (ii) with regard to non-closed end Funds, the net asset value per share of the applicable non-closed end Fund calculated on the applicable date of determination as detailed in the Fund’s prospectus (or, if the date of determination is not a trading day, on the last trading day prior to the date of determination). 9. Section 409A The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that the Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award, but only to the extent such payment is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the Plan or any Award Agreement to the contrary, in the event that a Participant is a “specified employee” within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code that would otherwise be payable on account of a separation from service within the meaning of Section 409A of the Code and during the six-month period immediately following a Participant’s “separation from service” within the meaning of Section 409A of the Code (“Separation from Service”) shall instead be paid or provided on the first business day after the date that is six months following the Participant’s Separation from Service. If the Participant dies following the Separation from Service and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant’s estate within thirty (30) days after the date of the Participant’s death. The Company shall use commercially reasonable efforts to implement the provisions of this Section 9 in good faith; provided, that neither the Company, any of its Subsidiaries, any Administrator nor any of the Company’s or Subsidiary’s employees, directors or representatives shall have any liability to any Participant with respect to this Section 9. 10. General Provisions 10.1 Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation or benefit program for employees of the Company or any Subsidiary. Consistent with Section 3.6 above, the amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan. 10.2 Governing Law. The Plan shall be governed by, and all claims, disagreements, or disputes arising under or in connection with the Plan shall be resolved in accordance with, the laws of the State of

8 Delaware, without regard to its conflict of laws rules, to the extent not preempted by the federal laws of the United States of America. 10.3 No Fractional Fund Shares. No fractional Fund Shares shall be issued or delivered pursuant to the Plan or any Award, and the Administrator shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Fund Shares or whether such fractional Fund Shares or any rights thereto shall be canceled, terminated or otherwise eliminated. 10.4 No Guarantees Regarding Tax Treatment. Neither the Company nor the Administrator make any guarantees to any person regarding the tax treatment of Awards or payments made under the Plan. Neither the Company nor the Administrator has any obligation to take any action to prevent the assessment of any tax on any person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Administrator shall have any liability to a person with respect thereto. 10.5 Data Protection. In connection with implementing, administering and managing the Plan, the Company is the Controller with respect to processing Personal Data. Information concerning the Company’s employee privacy practices and notices can be obtained through the Company Global Privacy Office. Participants are responsible for: (i) providing the Company with accurate and up to date Personal Data; and (ii) updating those Personal Data in the event of any material changes.